Exhibit 99.3
1 Merit Medical Investor Call August 1, 2024 Second Quarter 2024 Results Fred Lampropoulos Chairman and CEO Raul Parra CFO

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation and any accompanying management commentary contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others: • statements that are not purely historical, including, without limitation, statements regarding Merit’s forecasted plans, revenues, net sales, gross profit and margin (GAAP and non-GAAP), operating income and margin (GAAP and non-GAAP), net income (GAAP and non-GAAP), earnings per share (GAAP and non-GAAP), free cash flow and other financial measures, future growth and profit expectations or forecasted economic conditions, or the implementation of, and results which may be achieved through, Merit’s Continued Growth Initiatives Program or other expense reduction initiatives; and • statements proceeded or followed by, or that include the words, “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “potential,” “target,” “forecasts,” “continue,” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. Forward-looking statements contained in this presentation are based on management’s current expectations and assumptions regarding future events or outcomes, all of which are subject to risks and uncertainties such as those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) and other filings with the SEC. While the following list is not comprehensive, such risks and uncertainties include inherent risks and uncertainties associated with Merit’s integration of products acquired from EndoGastric Solutions, Inc. (“EGS”) and its ability to achieve anticipated financial results, product development and other anticipated benefits of the EGS acquisition; uncertainties as to whether Merit will achieve sales, gross and operating margins, net income and earnings per share performance consistent with its forecasts associated with that acquisition; disruptions in Merit’s supply chain, manufacturing or sterilization processes; reduced availability of, and price increases associated with, commodity components and other raw materials; adverse changes in freight, shipping and transportation expenses; negative changes in economic and industry conditions in the United States or other countries, including inflation; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; risks associated with Merit’s ongoing or prospective manufacturing transfers and facility consolidations; fluctuations in interest or foreign currency exchange rates; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; consequences associated with a Corporate Integrity Agreement executed between Merit and the DOJ; difficulties, delays and expenditures relating to development, testing and regulatory approval or clearance of Merit’s products, including the pursuit of approvals under the MDR, and risks that such products may not be developed successfully or approved for commercial use; outcomes of ongoing and future clinical trials and market studies relating to Merit’s products; litigation and other judicial proceedings affecting Merit; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other jurisdictions; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; dependance on distributors to commercialize Merit’s products in various jurisdictions outside the United States; volatility in the market price of Merit’s common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; failure to introduce products in a timely fashion; price and product competition; fluctuations in and obsolescence of inventory; extreme weather events; geopolitical events; and other factors referenced in the 2023 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this document are made only as of the date of this document, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements. 2

3 NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period-over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges readers to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks and registered trademarks used in this release are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors. 3

4 Q2 2024 Q2 2023 % Change YTD 2024 YTD 2023 % Change Revenue $338.0M $320.1M 5.6% $661.5M $617.6M 7.1% Gross Margin 47.7% 47.7% (0.2)% 47.3% 47.1% 0.3% Operating Margin 13.6% 9.0% 51.0% 12.4% 8.9% 38.5% Net Income $35.7M $20.2M 76.5% $64.0M $40.9M 56.2% Earnings per Share $0.61 $0.35 75.7% $1.09 $0.70 55.3% Financial Summary: GAAP 4 Note: Amounts in this presentation are rounded while percentages are calculated from the underlying amounts. In millions, except per share amounts and percentages

5 Q2 2024 Q2 2023 % Change YTD 2024 YTD 2023 % Change Revenue $336.2M† $320.1M† 5.0% $654.7M† $617.6M† 6.0% Gross Margin 51.5% 51.4% 0.3% 51.2% 50.8% 0.9% Operating Margin 20.1% 19.1% 4.8% 18.5% 17.4% 6.7% Net Income $53.8M $45.9M 17.3% $97.9M $81.9M 19.5% Earnings per Share $0.92 $0.78 16.8% $1.67 $1.40 18.8% Financial Summary: Non-GAAP* 5 Note: Amounts in this presentation are rounded while percentages are calculated from the underlying amounts. * See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. † A non-GAAP financial measure, representing constant currency revenue, organic. In millions, except per share amounts and percentages

6 Revenue Breakdown – Q2 Region Q2 2024 Q2 2023 $ Change % Change CC % Change* U.S. $194,664 $179,582 $15,082 8.4% 8.5% APAC 66,806 68,713 (1,907) (2.8)% 0.5% EMEA 62,322 59,623 2,699 4.5% 5.2% Rest of World 14,211 12,138 2,073 17.1% 18.4% Total International 143,339 140,474 2,865 2.0% 4.0% Total $338,003 $320,056 $17,947 5.6% 6.6% 6 * A non-GAAP financial measure, representing revenue growth on a constant currency (“CC”) basis. See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In thousands, except percentages

7 Revenue Breakdown - YTD Region YTD 2024 YTD 2023 $ Change % Change CC % Change* U.S. $380,758 $350,942 $29,816 8.5% 8.8% APAC 129,671 126,249 3,422 2.7% 6.7% EMEA 123,328 117,676 5,652 4.8% 3.9% Rest of World 27,754 22,754 5,000 22.0% 20.6% Total International 280,753 266,679 14,074 5.3% 6.6% Total $661,511 $617,621 $43,890 7.1% 7.9% 7 * A non-GAAP financial measure, representing revenue growth on a constant currency (“CC”) basis. See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In thousands, except percentages

8 Financial Metrics Metric Q2 2024 Q2 2023 YTD 2024 YTD 2023 Depreciation & Amortization $24.1M $21.8M $47.7M $42.3M Stock Comp (performance-based) 3.5M 2.4M 5.7M 3.7M Stock Comp (not performance-based) 3.4M 3.2M 6.5M 5.8M Operating Cash Flow 68.5M 17.3M 104.7M 31.8M Capital Expenditures-Property and Equipment 10.6M 5.8M 22.3M 18.6M 8 In millions

Updated 2024 Financial Guidance

Financial Measure ($, millions, except per share figures)	Updated Guidance[(1)] Year Ending December 31, 2024	Updated Guidance[(1)] % Change Y/Y	Prior Guidance[(2)] Year Ending December 31, 2024	Prior Guidance[(2)] % Change Y/Y
Net Sales	**$1,335 - $1,345**	**6% - 7%**	**$1,324 - $1,340**	**5% - 7%**
Cardiovascular Segment	$1,281 - $1,289	5% - 6%	$1,272 - $1,285	4% - 5%
Endoscopy Segment	$54 - $56	45% - 52%	$53 - $56	45% - 51%
Non-GAAP				
Earnings Per Share[(3)]	$3.27 - $3.35	15% - 17%	$3.22 - $3.31	13% - 16%

	Updated Guidance[(1)] Low	Updated Guidance[(1)] High	Prior Guidance[(2)] Low	Prior Guidance[(2)] High
2024 Net Sales Guidance - % Change from Prior Year (GAAP)	6.2%	7.0%	5.3%	6.6%
Estimated impact of foreign currency exchange rate fluctuations	0.7%	0.7%	0.5%	0.5%
2024 Net Sales Guidance - % Change from Prior Year (Constant Currency)	6.9%	7.7%	5.8%	7.1%

(1) *"Updated Guidance" reflects Merit's updated full-year 2024 financial guidance on a standalone basis, plus the forecasted impacts of the acquisition of EndoGastric Solutions, Inc. ("EGS") from the closing date on July 1, 2024 through December 31, 2024.*

(2) *"Prior Guidance" previously introduced on April 30, 2024, and reflects Merit's full-year 2024 financial guidance on a standalone basis, and updated on July 1, 2024 to include the forecasted impacts of the acquisition of the assets of EGS from the closing date on July 1, 2024 through December 31, 2024.*

(3) *Beginning in the second quarter of 2024, consulting expenses associated with initiatives conducted under our Foundations for Growth Program ("FFG Program") are no longer adjusted as part of our non-GAAP measures. As a result, our non-GAAP measures for prior periods have been recast and the associated change in comparison to prior year has been calculated using the adjusted earnings per share. For the year ended December 31, 2023, our non-GAAP financial measures have been updated to no longer adjust $12.3 million for consulting fees under our FFG Program and the related income tax effect.*

Merit does not provide guidance for GAAP reported financial measures (other than revenue) or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures (other than revenue) because Merit is unable to predict with reasonable certainty the financial impact of items such as expenses related to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain severance expenses, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings, and changes in governmental or industry regulations. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, Merit is unable to address the significance of the unavailable information, which could be material to future results. Specifically, Merit is not, without unreasonable effort, able to reliably predict the impact of these items and Merit believes inclusion of a reconciliation of these forward-looking non-GAAP measures to their GAAP counterparts could be confusing to investors or cause undue reliance.

Merit's financial guidance for the year ending December 31, 2024, is subject to risks and uncertainties identified in this presentation and Merit's filings with the SEC.

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10 Appendix

11 Notes to Non-GAAP Financial Measures For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue; • constant currency revenue, organic; • non-GAAP gross profit and margin; • non-GAAP operating income and margin; • non-GAAP net income; • non-GAAP earnings per share; and • free cash flow. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating and financial results to prior periods, to evaluate changes in the results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to measures determined in accordance with GAAP. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit’s net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP gross profit and margin, non-GAAP operating income and margin, non-GAAP net income, and non-GAAP earnings per share (in each case, as further illustrated in the reconciliation tables below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as acquisition or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings or changes in tax or industry regulations, gains or losses on disposal of certain assets, and debt issuance costs. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this presentation should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to their most directly comparable GAAP financial measures included herein, and not to rely on any single financial measure to evaluate Merit’s business or results of operations.

12 Notes to Non-GAAP Financial Measures (cont.) Constant Currency Revenue Merit’s constant currency revenue is prepared by converting the current-period reported revenue of subsidiaries whose functional currency is a currency other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period and adjusting for the effects of hedging transactions on reported revenue, which are recorded in the U.S. dollar. The constant currency revenue adjustments of $3.0 million and $4.7 million to reported revenue for the three and six-month periods ended June 30, 2024, respectively, were calculated using the applicable average foreign exchange rates for the three and six-month periods ended June 30, 2023. Constant Currency Revenue, Organic Merit’s constant currency revenue, organic, is defined, with respect to prior fiscal year periods, as GAAP revenue. With respect to current fiscal year periods, constant currency revenue, organic, is defined as constant currency revenue (as defined above), less revenue from certain acquisitions. For the three and six-month periods ended June 30, 2024, Merit’s constant currency revenue, organic, excludes revenues attributable to certain assets acquired from AngioDynamics, Inc. (“AngioDynamics”) in June 2023. Non-GAAP Gross Profit and Margin Non-GAAP gross profit is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets and inventory mark-up related to acquisitions. Non-GAAP gross margin is calculated by dividing non-GAAP gross profit by reported net sales. Non-GAAP Operating Income and Margin Non-GAAP operating income is calculated by adjusting GAAP operating income for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain severance expenses, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings or changes in industry regulations, as well as other items referenced in the tables below. Non-GAAP operating margin is calculated by dividing non-GAAP operating income by reported net sales.

13 Notes to Non-GAAP Financial Measures (cont.) Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income for the items set forth in the definition of non-GAAP operating income above, as well as for expenses related to debt issuance costs and other items set forth in the tables below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Free Cash Flow Free cash flow is defined as cash flow from operations calculated in accordance with GAAP, less capital expenditures for property and equipment calculated in accordance with GAAP, as set forth in the consolidated statement of cash flows. Other Non-GAAP Financial Measure Reconciliation The following tables set forth supplemental financial data and corresponding reconciliations of non-GAAP financial measures to Merit’s corresponding financial measures prepared in accordance with GAAP, in each case, for the three and six-month periods ended June 30, 2024 and 2023. The non-GAAP income adjustments referenced in the following tables do not reflect non-performance-based stock compensation expense of $3.4 million and $3.2 million for the three-month periods ended June 30, 2024 and 2023, respectively and $6.5 million and $5.8 million for the six-month periods ended June 30, 2024 and 2023, respectively.

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited; in thousands except per share amounts)

	Three Months Ended June 30, 2024				Three Months Ended June 30, 2023 (a)			
	Pre-Tax	Tax Impact	After-Tax	Per Share Impact	Pre-Tax	Tax Impact	After-Tax	Per Share Impact
GAAP net income	$ 45,843	$ (10,117)	$ 35,726	$ 0.61	$ 24,900	$ (4,655)	$ 20,245	$ 0.35
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	13,126	(3,104)	10,022	0.17	11,448	(2,753)	8,695	0.15
Inventory mark-up related to acquisitions	—	—	—	—	260	(62)	198	0.00
Operating Expenses								
Contingent consideration expense	306	(72)	234	0.00	1,094	47	1,141	0.02
Impairment charges	—	—	—	—	270	—	270	0.00
Amortization of intangibles	1,744	(413)	1,331	0.02	1,965	(474)	1,491	0.03
Performance-based share-based compensation (b)	3,532	(563)	2,969	0.05	2,377	(340)	2,037	0.03
Corporate restructuring (c)	(54)	13	(41)	(0.00)	5,577	(1,338)	4,239	0.07
Acquisition-related	1,221	(288)	933	0.02	4,856	(1,166)	3,690	0.06
Medical Device Regulation expenses (d)	1,930	(456)	1,474	0.03	3,010	(722)	2,288	0.04
Other (e)	55	(12)	43	0.00	1,603	(385)	1,218	0.02
Other (Income) Expense								
Amortization of long-term debt issuance costs	1,477	(349)	1,128	0.02	478	(115)	363	0.01
Non-GAAP net income	$ 69,180	$ (15,361)	$ 53,819	$ 0.92	$ 57,838	$ (11,963)	$ 45,875	$ 0.78
Diluted shares				58,740				58,473

Note: Certain per-share impacts may not sum to totals due to rounding.

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Reconciliation of GAAP Net Income to Non-GAAP Net Income
(Unaudited; in thousands except per share amounts)

	Six Months Ended June 30, 2024 (a)				Six Months Ended June 30, 2023 (a)			
	Pre-Tax	Tax Impact	After-Tax	Per Share Impact	Pre-Tax	Tax Impact	After-Tax	Per Share Impact
GAAP net income	$ 80,191	$ (16,225)	$ 63,966	$ 1.09	$ 50,400	$ (9,452)	$ 40,948	$ 0.70
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	25,931	(6,132)	19,799	0.34	22,064	(5,306)	16,758	0.29
Inventory mark-up related to acquisitions	—	—	—	—	260	(62)	198	0.00
Operating Expenses								
Contingent consideration expense	189	(25)	164	0.00	1,615	2	1,617	0.03
Impairment charges	—	—	—	—	270	—	270	0.00
Amortization of intangibles	3,508	(830)	2,678	0.05	3,630	(876)	2,754	0.05
Performance-based share-based compensation (b)	5,660	(857)	4,803	0.08	3,664	(427)	3,237	0.06
Corporate restructuring (c)	(54)	13	(41)	(0.00)	7,203	(1,728)	5,475	0.09
Acquisition-related	1,259	(297)	962	0.02	5,111	(1,227)	3,884	0.07
Medical Device Regulation expenses (d)	4,137	(977)	3,160	0.05	6,668	(1,600)	5,068	0.09
Other (e)	177	(42)	135	0.00	1,637	(393)	1,244	0.02
Other (Income) Expense								
Amortization of long-term debt issuance costs	2,954	(697)	2,257	0.04	629	(151)	478	0.01
Non-GAAP net income	$ 123,952	$ (26,069)	$ 97,883	$ 1.67	$ 103,151	$ (21,220)	$ 81,931	$ 1.40
Diluted shares				58,653				58,329

Note: Certain per-share impacts may not sum to totals due to rounding.

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Reconciliation of GAAP Operating Income to Non-GAAP Operating Income

(Unaudited; in thousands except percentages)

	Three Months Ended June 30, 2024		Three Months Ended June 30, 2023 (a)		Six Months Ended June 30, 2024 (a)		Six Months Ended June 30, 2023 (a)	
	Amounts	% Sales	Amounts	% Sales	Amounts	% Sales	Amounts	% Sales
Net Sales as Reported	$ 338,003		$ 320,056		$ 661,511		$ 617,621	
GAAP Operating Income	45,946	13.6 %	28,812	9.0 %	81,868	12.4 %	55,195	8.9 %
Cost of Sales								
Amortization of intangibles	13,126	3.9 %	11,448	3.6 %	25,931	3.9 %	22,064	3.6 %
Inventory mark-up related to acquisitions	—	—	260	0.1 %	—	—	260	0.0 %
Operating Expenses								
Contingent consideration expense	306	0.1 %	1,094	0.3 %	189	0.0 %	1,615	0.3 %
Impairment charges	—	—	270	0.1 %	—	—	270	0.0 %
Amortization of intangibles	1,744	0.5 %	1,965	0.6 %	3,508	0.5 %	3,630	0.6 %
Performance-based share-based compensation (b)	3,532	1.0 %	2,377	0.7 %	5,660	0.9 %	3,664	0.6 %
Corporate restructuring (c)	(54)	(0.0) %	5,577	1.7 %	(54)	(0.0) %	7,203	1.2 %
Acquisition-related	1,221	0.4 %	4,856	1.5 %	1,259	0.2 %	5,111	0.8 %
Medical Device Regulation expenses (d)	1,930	0.6 %	3,010	0.9 %	4,137	0.6 %	6,668	1.1 %
Other (e)	55	0.0 %	1,603	0.5 %	177	0.0 %	1,637	0.3 %
Non-GAAP Operating Income	$ 67,806	20.1 %	$ 61,272	19.1 %	$ 122,675	18.5 %	$ 107,317	17.4 %

Note: Certain percentages may not sum to totals due to rounding.

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17 Footnotes to Reconciliations of GAAP Net Income to Non-GAAP Net Income and GAAP Operating Income to Non-GAAP Operating Income a) Beginning in the second quarter of 2024, consulting expenses associated with initiatives conducted under our FFG Program are no longer adjusted as part of our non-GAAP measures. As a result, our non-GAAP measures for prior periods have been recast for comparability. For the three-month period ended June 30, 2023, our non-GAAP financial measures have been updated to no longer adjust $2.3 million for consulting fees under our FFG Program and the related income tax effect. For the six-month periods ended June 30, 2024 and 2023, our non-GAAP financial measures have been updated to no longer adjust $1.0 million and $4.2 million, respectively, for consulting fees under our FFG Program and the related income tax effects. As of December 31, 2023, we completed the final year of our FFG Program. b) Represents performance-based share-based compensation expense, including stock-settled and cash-settled awards. c) Includes $(0.1) million for both the three and six-month periods ended June 30, 2024 for employee termination benefits associated with activities related to corporate restructuring initiatives. Includes employee termination benefits associated with restructuring activities related to corporate initiatives of $1.3 million and $2.9 million for the three and six-month periods ended June 30, 2023, respectively; and includes $4.3 million for the write-off of other long-term assets associated with the divestiture or exit of certain businesses or product lines for both the three and six-month periods ended June 30, 2023. d) Represents incremental expenses incurred to comply with the E.U. Medical Device Regulation (“MDR”). e) Represents costs to comply with Merit’s corporate integrity agreement with the U.S. Department of Justice (the “DOJ”). The 2023 periods also include acquired in-process research and development charges of $1.6 million.

18 Reconciliation of Reported Revenue to Constant Currency Revenue (Non-GAAP), and Constant Currency Revenue, Organic (Non-GAAP) (Unaudited; in thousands except percentages) (a) A non-GAAP financial measure. For a definition of this and other non-GAAP financial measures, see the section of this presentation entitled “Notes to Non-GAAP Financial Measures.” % Change % Change Reported Revenue 5.6% $ 338,003 $ 320,056 7.1% $ 661,511 $ 617,621 Add: Impact of foreign exchange 3,033 — 4,725 — Constant Currency Revenue (a) 6.6% $ 341,036 $ 320,056 7.9% $ 666,236 $ 617,621 Less: Revenue from certain acquisitions — (4,835) (11,563) — Constant Currency Revenue, Organic (a) 5.0% $ 336,201 $ 320,056 6.0% $ 654,673 $ 617,621 Three Months Ended Six Months Ended June 30, June 30, 2024 2023 2024 2023

19 Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin (Unaudited; as a percentage of reported revenue) Note: Certain percentages may not sum to totals due to rounding. 2024 2023 2024 2023 Reported Gross Margin 47.7% 47.7% 47.3% 47.1 % Add back impact of: Amortization of intangibles 3.9% 3.6% 3.9% 3.6 % Inventory mark-up related to acquisitions — % 0.1% — % 0.0 % Non-GAAP Gross Margin % 51.4 51.5% 51.2% 50.8 % June 30, T hree Months Ended Six Months Ended June 30,